Exhibit 10.1

                           STOCK OPTION AGREEMENT

      Agreement made ______________, 20__, by Union Bankshares, Inc. (the "Corporation") and _______________, (the Optionee).
      WHEREAS, the Board of Directors of the Corporation has approved and adopted the 1998 Incentive Stock Option Plan of Union Bankshares, Inc. and Subsidiary (the "Plan"); and
      WHEREAS, the shareholders of the Corporation have ratified the Plan at the annual meeting of shareholders held May 6, 1998; and
      WHEREAS, the Corporation desires to grant to the Optionee an Option to purchase shares of its common stock in recognition of the Optionee's past services to the Corporation and its subsidiary in an exemplary fashion.
      NOW THEREFORE, in consideration of the premises and the mutual covenants hereafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

                                 SECTION ONE
                                    GRANT
                                    -----

      The Corporation hereby irrevocably grants to the Optionee, as a matter of separate agreement and not in lieu of salary or any other compensation for services, the right and Option, (the "Option"), to purchase all or any part of an aggregate of __________________ (_____) shares of common stock of the Corporation on the terms and conditions herein set forth. The purchase price of such shares shall be _________ and __/100 dollars ($_____) per share, which has been determined by the Committee to represent the fair market value of the stock as of the date of this Agreement.

                                 SECTION TWO
                                  DURATION
                                  --------

      The Option shall continue for a period of ______ (__) years from the date hereof, and unless sooner terminated under the provisions of Section Three hereof, shall expire at the end of such period.


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                                SECTION THREE
                                 TERMINATION
                                 -----------

      (a) In the event that the employment of the Optionee should be terminated for any cause, other than the death of the Optionee, whether by reason of resignation or discharge or retirement, the Option shall terminate three (3) months from the date on which such employment shall have been terminated.
      (b) The Option shall terminate twelve (12) months from the date of the Optionee's death or the date upon which the Optionee's employment is terminated for reason of the disability of the Optionee.

                                SECTION FOUR
                                  TRANSFER
                                  --------

      The Option may not be transferred except by will or the laws of the descent and distribution and may be exercised only by the Optionee during his lifetime. More particularly, but without limiting the generality of the foregoing, the Option may not be assigned, transferred (except as noted herein), pledged or hypothecated in any way (whether by operation of law or otherwise), and shall not be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of the Option contrary to the provisions hereof, and the levy of any attachment or similar process on the Option, shall be null and void and without effect.

                                SECTION FIVE
                              WHEN EXERCISABLE
                              ----------------

      The Option shall not be exercised unless and until the Optionee shall have remained in the continuous employ of the Corporation for twelve (12) months from the date hereof, provided, however, that in the event of the Optionee's death while in the employ of the Corporation or the Optionee's retirement under the Corporation's retirement plan within twelve (12) months from the date hereof, the Option shall become exercisable immediately on the date of such death or retirement.

                                 SECTION SIX
                              DEATH OF OPTIONEE
                              -----------------

      Subject to sections Two and Three hereof, in the event of the Optionee's death the Option may be exercised by the legal representative of the estate of the Optionee or by the person or persons to whom the Optionee's rights under the Option shall pass by will or the laws of descent and distribution.

                                SECTION SEVEN
                          TOTAL OR PARTIAL EXERCISE
                          -------------------------

      The Option may be exercised either at one time as to the total number of shares or from time to time as to any portion thereof in units of one hundred (100) shares or multiples thereof.

                                SECTION EIGHT
                NOTICE OF EXERCISE, ISSUANCE OF CERTIFICATES
                --------------------------------------------

      Subject to the terms and conditions of this Agreement, the Option may be exercised by written notice to the Corporation, at its principal office at Morristown, Vermont, attention of the secretary. Such notice shall state the election to exercise the Option and the number of shares in respect of which it is being exercised, shall contain a representation and agreement by the person or persons so exercising the Option that such shares are being purchased for investment and not with a view to the distribution or resale thereof and shall be signed by the person or persons so exercising the Option. Such notice shall be accompanied by a certified or bank cashier's check payable to the order of the Corporation for the full purchase price of the shares in respect of which the Option is being exercised. The certificate or certificates representing the shares shall be issued and delivered by the Corporation as soon as practicable after receipt of the notice and payment. Such certificate or certificates shall be registered in the name of the person or persons so exercising the Option, or, if the Option shall be exercised by the Optionee and if the Optionee shall so request in the notice exercising the Option, shall be registered in the name of the Optionee and another person jointly, with right of survivorship, and shall be delivered to or on the written order of the person or persons exercising the Option. In the event the Option is


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being exercised pursuant to Section Six hereof, by any person or persons other than the Optionee, the notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option.

                                SECTION NINE
                        MINIMUM PERIOD OF EMPLOYMENT
                        ----------------------------

      The Optionee agrees to remain and continue in his/her service as an employee of the Corporation for a period of at least one (1) year from the date hereof, but at the pleasure of the Corporation and without restriction on the right of the Corporation to terminate the Optionee's employment at any time.

                                 SECTION TEN
                        PURCHASE FOR INVESTMENT ONLY
                        ----------------------------

      The Optionee represents and agrees and each other person who, pursuant to Section Six hereof, shall exercise the Option in whole, or in part, shall be required to represent and agree at the time of exercise, that any and all shares of common stock purchased by him/her pursuant to the Option will be purchased for investment and not with a view to the distribution or resale thereof.

                               SECTION ELEVEN
                       ADJUSTMENT ON RECAPITALIZATION
                       ------------------------------

      In the event of a merger, consolidation, reorganization, recapitalization, reclassification of stock, stock dividend, split-up, or other change in the corporate structure or capitalization of the Corporation affecting the Corporation's common stock as presently constituted, appropriate adjustments shall be made by the Board of Directors in the aggregate number and kind of shares subject to the Plan, the maximum number and kind of shares for which Options may be granted in any calendar year, the maximum number and kind of shares for which Options may be granted to any one employee, and the number and kind of shares and the price per share subject to outstanding Options.

                               SECTION TWELVE
                           REGISTRATION OF SHARES
                           ----------------------

      If, at any time, the Committee shall determine in its discretion that the registration or qualification of the shares covered by the Option under any state or federal law is necessary or desirable as a condition of or in connection with the delivery of such shares on the exercise of the Option, the delivery of such shares shall be deferred until such registration or qualification shall have been effected. In the event the Committee determines that registration or qualification of shares by an Option is necessary or desirable, the Corporation shall, at its expense, take such action as may be required to effect such registration or qualification.

                              SECTION THIRTEEN
                        TERMS AND CONDITIONS OF PLAN
                        ----------------------------

      (a) The terms and conditions of the Plan are hereby incorporated by reference in this Option Agreement.
      (b) Except as otherwise defined herein, capitalized terms in this Agreement shall have the meanings assigned to them in the Plan.
      IN WITNESS WHEREOF, the parties hereto have executed this Agreement at Morristown, Vermont, ___________, 20__.

                                       UNION BANKSHARES, INC.
                                       (the "Corporation")


                                       BY:_________________________________
                                          Duly Authorized Agent


                                          _________________________________
                                          (the "Optionee")


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